EXHIBIT 32
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     CERTIFICATION PUSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTION (a) AND (b) OF SECTION 1350,
                                   CHAPTER 63
                        OF TITLE 18, UNITIED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of SBS Interactive Co., a Florida corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the three months Ended June 30, 2003 as filed with the Securities and Exchange Commission (the "10-QSB Report") that: (1) the 10-QSB Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of the Company.

                                     SBS INTERACTIVE CO.

Date:  August 13, 2003               By:  /s/ Todd Gotlieb
                                          --------------------------------------
                                          President and Chief Executive,
                                          Financal and Accounting Officer